                      SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C.  20549


                        ----------------------------------


                                   FORM 8-K
                                Current Report



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                       Date of Report: January 12, 2000





                     MERCANTILE CREDIT CARD MASTER TRUSTS
            (Exact name of registrant as specified in its charter)



          New York                   33-89380-01             37-0152681
---------------------------    -----------------------   ---------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
   of incorporation)                                     Identification Number)


Mercantile Bank
      National Association
      140 West Hawthorne
      Hartford, Illinois                                        62048
----------------------------------------------            ----------------
(Address of principal executive offices)                     (Zip Code)

             Registrant's telephone number, including area code:

                                (618) 251-2035

ITEM 5.     OTHER EVENTS.
            -------------

            The Revised November 1999 Monthly Report to investors was delivered to the trustee of the Mercantile Credit Card Master Trust on January 12, 2000.

ITEM 7.     EXHIBITS.
            ---------

            The following is filed as an exhibit to this Report.

            Exhibit 1 Revised Monthly Report to Floating Rate Credit Card Participation Certificates, Series 1995-1, investors for the month of November, 1999.

                                  SIGNATURE
                                  ---------

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    Mercantile Bank
                                    National Association, Servicer


                                    By:    /s/ Darrell Hake

                                    Name:  Darrell Hake
                                    Title: Vice President, Controller



Date: January 20, 2000

                              INDEX TO EXHIBITS
                              -----------------

Exhibit
Number                              Exhibits
------                              --------
  1                                 Revised Monthly Report to Floating Rate
                                    Credit Card Participation Certificates,
                                    Series 1995-1, investors for the month
                                    of November, 1999.